================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 1, 2004
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


             DELAWARE                000-22023               77-0156161
(State or other jurisdiction of     (Commission           (I.R.S. employer
 incorporation or organization)      File No.)          identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE
                                ----------------

     This Form 8-K/A amends the Current Report on Form 8-K of Macrovision Corporation dated November 1, 2004. This amendment is being filed solely to correct a typographical error in the Company's press release dated November 1, 2004. The attached exhibit reflects a correction that was made to the total liabilities as of September 30, 2004 as set forth in the Condensed Consolidated Balance Sheet ($45,938; not $445,938). There are no other changes.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is furnished with this report on Form 8-K:

        EXHIBIT
        NUMBER                           DESCRIPTION
        -------   --------------------------------------------------------------
        99.01     Corrected press release dated November 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MACROVISION CORPORATION
                                                (Registrant)




Date:  November 1, 2004                    By:  /s/ Ian Halifax
                                                --------------------------------
                                                Ian R. Halifax
                                                Chief Financial Officer